Execution Copy


          AMENDMENT NO. 1 dated as of February 1, 1996 (this "Amendment"), among USG Corporation, a Delaware corporation (the "Borrower"), the financial institutions parties hereto (the "Lenders" and Chemical Bank, a New York banking corporation, in its separate capacity as agent for the Lenders (the "Agent").

          PRELIMINARY STATEMENTS.  (1)  The Borrower, the
Lenders, the Issuing Banks and the Agent have entered into the Credit Agreement dated as of July 27, 1995 (the "Credit
Agreement") and have agreed to amend the Credit Agreement as hereinafter set forth.

          (2) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

          In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1.  Amendment of the Credit Agreement.  The
Credit Agreement is hereby amended as follows:

          1.1. Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions in appropriate alphabetical order therein:

          "Chemical" shall mean Chemical Bank, a New York banking corporation, and its successors and assigns.

          "Mandatory Borrowing" shall have the meaning given to such term in Section 2.02A(d).

          "Maximum Swingline Amount" shall mean $30,000,000.

          "Money Market Rate" shall mean, at any time, a rate agreed upon between the Borrower and Chemical.

          "Money Market Rate Borrowing" shall mean a
     Borrowing comprised of Money Market Rate Loans.

          "Money Market Rate Loan" shall mean any Swingline Loan the rate of which is based upon the Money Market Rate.

          "Swingline Loan Borrowing" shall mean a group of Swingline Loans of the same Type made by Chemical on a single date.

          "Swingline Loan Note" shall have the meaning given to such term in Section 2.05.

          "Swingline Loans" shall mean the swingline loans made by Chemical to the Borrower pursuant to Section 2.02A. Each
     Swingline Loan shall be a Money Market Rate Loan or an ABR
     Loan.

          1.2. Section 1.01 of the Credit Agreement is hereby further amended to amend and restate the following definitions in their entirety:

          "Borrowing" shall mean a Revolving Loan Borrowing, a Competitive Bid Borrowing or a Swingline Loan
     Borrowing.

          "Lender" shall mean, at any time, (i) a financial institution that is either set forth on the signature pages hereof or that has become a lender pursuant to Section 9.04 and that, as of such time, remains a party hereto and (ii) in its individual capacity, Chemical, as maker of the Swingline Loans.

          "Loans" shall mean Competitive Bid Loans, Revolving
     Loans and/or Swingline Loans.

          "Note" shall mean a Competitive Bid Note, a Revolving
     Loan Note or the Swingline Loan Note.

          "Outstandings" shall mean, at any given time, the aggregate outstanding principal balance of Revolving Loans, Competitive Bid Loans, Swingline Loans and the LC Exposure.


          1.3. Section 1.01 of the Credit Agreement is hereby further amended to insert the following as new clause (c) contained in the definition of "Interest Period" immediately preceding the words "and (c)" contained therein and to relabel current clause (c) contained therein as new clause (d):

          "(c) as to any Money Market Rate Loan, the period commencing on the date of such Money Market Rate Loan, and ending on a date agreed upon by the Borrower and Chemical which is at least one and not more than 21 days after the making of such Money Market Rate Loan,"

          1.4. Section 1.01 of the Credit Agreement is hereby further amended to insert the phrase "all Swingline Loans requested but not yet advanced," immediately following the second comma contained in the second sentence of the definition of "Revolving Credit Availability" contained therein.

          1.5. Section 1.01 of the Credit Agreement is hereby further amended to insert the term "the Money Market Rate" immediately following the term "Alternate Base Rate," contained in the definition of "Type" contained therein.

          1.6. Section 2.01 of the Credit Agreement is hereby amended to insert the following as new clause (b) thereunder and to relabel current clause (b) contained therein as new clause
(c):

          "(b) Subject to the terms and conditions set forth in this Agreement, Chemical in its individual capacity, hereby agrees to make Swingline Loans, in dollars, to the Borrower from time to time during the period from the Closing Date to the Business Day immediately preceding the Termination Date, provided that (i) such Swingline Loan Borrowing shall not exceed the Revolving Credit Availability at such time and
     (ii) the aggregate principal amount of all Swingline Loans shall not exceed the Maximum Swingline Amount."

          1.7. Section 2.02(c) of the Credit Agreement is hereby amended to insert the parenthetical "(unless such Revolving Loan Borrowing constitutes a Mandatory Borrowing in which case the amounts so received shall be applied in accordance with Section 2.02A(d))" immediately preceding the word "or" where it appears in the first sentence thereof.

          1.8. Article II of the Credit Agreement is hereby amended to insert the following new Section 2.02A immediately following Section 2.02 contained therein:

          "SECTION 2.02A. Swingline Loans. (a) Each Swingline Loan Borrowing shall be in a minimum principal amount of $1,000,000 and in multiples of $500,000 in excess thereof or in an aggregate principal amount equal to the Revolving Credit Availability, provided that in no case shall any Money Market Rate Borrowing be in a principal amount of less than $500,000. Each Swingline Loan Borrowing shall be comprised entirely of ABR Loans or Money Market Rate Loans, as the Borrower may request pursuant to Section 2.03A, provided that on the date of any Mandatory Borrowing described below, all Swingline Loans giving rise to such Mandatory Borrowing shall automatically become ABR Loans. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing which, if made, would result in an aggregate of more than four separate Borrowings of Swingline Loans which are Money Market Rate Loans being outstanding hereunder at any one time. All Swingline Loans may be repaid and reborrowed from time to time in accordance with the provisions hereof.

          (b) No later than 12:00 noon, New York City time, or in the event that notice of a Borrowing of Swingline Loans is given on the proposed date of such Borrowing, no later than 3:00 p.m., New York City time, on the date specified by the Borrower for each Swingline Loan Borrowing, Chemical will credit the amounts of such Swingline Loans to the general deposit account of the Borrower maintained with Chemical.

          (c) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Swingline Loan Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          (d) On any Business Day, Chemical may, in its sole discretion, give notice to the Lenders that its outstanding Swingline Loans shall be funded with a Revolving Loan Borrowing (provided that such notice shall be deemed to have been automatically given upon the occurrence of an Event of Default under Sections 7.01(g) or Section 7.01(h)), in which case a Revolving Loan Borrowing constituting ABR Loans (such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all Lenders simultaneously and proportionately to their respective Pro Rata Shares (determined before giving effect to any termination of the Commitments pursuant to Section 7.02(a)) in accordance with the terms of Section 2.02 and the proceeds thereof shall be applied directly by the Agent, upon its receipt thereof from the respective Lenders, to Chemical to repay Chemical for such outstanding Swingline Loans. Each Lender hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by Chemical notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder,
     (ii) whether any conditions specified in Section 4.01 are then satisfied, (iii) whether a Potential Event of Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and (v) any reduction in the Revolving Credit Commitments after any such Swingline Loans were made. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), each Lender hereby agrees that it shall forthwith purchase from Chemical such assignments in the outstanding Swingline Loans as shall be necessary to cause the Lenders to share in such Swingline Loans ratably based upon their respective Pro Rata Shares (determined before giving effect to any termination of the Commitments pursuant to Section 7.02(a)), provided that all interest payable on the Swingline Loans shall be for the account of Chemical until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the assignee from and after such date of purchase. Notwithstanding anything to the contrary in Section 2.01(b), Chemical will not make, and shall have no obligation to make, a Swingline Loan after it has received written notice from any Lender or otherwise becomes aware that a Potential Event of Default or an Event of Default exists.

          (e)  Notwithstanding Section 2.08(f), interest on each
     Swingline Loan shall be payable on the date the Lenders are required to make a Mandatory Borrowing under clause (d) above.

          (f) The Borrower shall have the right at any time and from time to time to prepay Swingline Loans, in whole or in part, provided, however, that (i) each partial prepayment shall be in an amount which is an integral multiple of $500,000 and (ii) all optional prepayments of Swingline Loans shall be subject to Section 2.18 but otherwise without premium or penalty. All prepayments of Money Market Rate Loans under this clause (f) shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment."

          1.9. Article II of the Credit Agreement is hereby amended to insert the following new Section 2.03A immediately following Section 2.03 contained therein:

          "SECTION 2.03A. Rate Inquiry; Notice of Borrowings of Swingline Loans. (a) The Borrower may prior to 1:00 p.m., New York City time, on any Business Day, request a quote of the Money Market Rate which would be applicable for Swingline Loans, specifying the amount of the proposed Money Market Rate Loans and the maturity date thereof. Chemical hereby agrees that it shall promptly provide such quote.

          (b) The Borrower shall give Chemical written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy) of a Borrowing consisting of Swingline Loans, not later than 1:00 p.m., New York City time, on the Business Day such Swingline Loan is to be made. Such notice shall be irrevocable (except as expressly set forth herein) and shall in each case refer to this Agreement and specify (i) the date of such Borrowing, (ii) the amount of such Borrowing, (iii) whether the Swingline Loan Borrowing then being requested is to be a Money Market Rate Borrowing or an ABR Borrowing, and (iv) any other terms to be applicable to such Swingline Loan Borrowing.

          (c) Mandatory Borrowings shall be made upon the notice specified in Section 2.02A(d), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in Section 2.02A(d)."

          1.10. Section 2.05 of the Credit Agreement is hereby amended to insert the following as new clause (c) thereunder and to relabel current clause (c) contained therein as new clause
(d):

          "(c) The Borrower shall execute and deliver to Chemical on or before the date on which the initial Swingline Loan is made a promissory note substantially in the form of Exhibit H-3 (the "Swingline Loan Note") to evidence the aggregate amount of Chemical's Swingline Loans and with other appropriate insertions. The Swingline Loan Note shall be stated to mature on the Termination Date and shall be in a principal amount equal to the Maximum Swingline Amount."

          1.11. Section 2.06(a) of the Credit Agreement is hereby amended to amend and restate the first sentence contained therein in its entirety as follows:

          "The Borrower agrees to pay the outstanding principal balance of:

               (i)  each Revolving Loan on the
          Termination Date;

               (ii) each Swingline Loan which is an ABR
          Loan on the Termination Date and each
          Swingline Loan which is a Money Market Rate
          Loan on the Interest Payment Date with
          respect thereto; and

              (iii) each Competitive Bid Loan as
          provided in Section 2.04(a).

          1.12. Section 2.08(a) of the Credit Agreement is hereby amended to insert the following phrase "and the Swingline
Loans" immediately following the term "Revolving Loans" where it appears therein.

          1.13. Section 2.08 of the Credit Agreement is hereby further amended to insert the following as new clause (e) thereunder and to relabel current clause (e) contained therein as new clause (f):

          "(e) Subject to the provisions of Section 2.09, the Swingline Loans comprising each Money Market Rate Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Money Market Rate."

          1.14. Section 2.14 of the Credit Agreement is hereby amended to insert the following phrase immediately following the term "Revolving Loans" where it appears therein:

          "or the Swingline Loans, and in the case where such payments or prepayments of Revolving Loans or Swingline
     Loans are insufficient, Competitive Bid Loans,"

          1.15. Section 2.14 of the Credit Agreement is hereby further amended to insert the phrase "or Money Market Rate Loans" immediately following the term "Eurodollar Loans" where it appears therein.

          1.16. Section 2.18 of the Credit Agreement is hereby amended to insert the phrase "or Money Market Rate Loan" immediately following the term "Eurodollar Loan" in the first instance where it appears therein.

          1.17. Section 2.18 of the Credit Agreement is hereby further amended to insert the phrase "or Money Market Rate Loan, as applicable" immediately following the term "Eurodollar Loan" in the second instance where it appears therein.

          1.18. Section 2.18 of the Credit Agreement is hereby further amended to insert the phrase "or Money Market Rate, as the case may be," immediately following the term "LIBO Rate" where it appears therein.

          1.19. Section 4.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(a) Notice of Borrowing. The Agent, Chemical and/or, where applicable, an Issuing Bank shall have received a notice of such Credit Event as required by Section 2.03,
     Section 2.03A, Section 2.04 or Section 2.15(c)."

          1.20.  The Credit Agreement is hereby amended to attach
Exhibit H-3 hereto as Exhibit H-3 to the Credit Agreement.

          SECTION 2.  Representations and Warranties.  The
Borrower represents and warrants to each of the Lenders and the Agent that:

          (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) Before or after giving effect to this Amendment, no Event of Default or Potential Event of Default has occurred and is continuing.

          SECTION 3. Condition to Effectiveness. The amendments to the Credit Agreement set forth in this Amendment shall become effective as of the date first above written when the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Chemical and the Requisite Lenders.

          SECTION 4. Credit Agreement. Except as specifically amended hereby, the Credit Agreement and each Loan Document shall continue in full force and effect in accordance with the respective provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

          SECTION 5.  Applicable Law.  THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

          SECTION 6.  Counterparts.  This Amendment may be
executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 7. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Sidley & Austin, counsel for the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                           USG Corporation


                                           BY --------------------------

                                           Name ------------------------

                                           Title -----------------------


                                           Chemical Bank, individually and
                                           as Agent


                                           By --------------------------

                                           Name ------------------------

                                           Title -----------------------


                                           Bankers Trust Company

                                           By --------------------------

                                           Name ------------------------

                                           Title -----------------------




(Additional signature pages for exhibit 10(q) have been intentionally omitted).



                           EXHIBIT H-3
                                to
                         CREDIT AGREEMENT
                    Dated as of July 27, 1995

                             FORM OF
                       SWINGLINE LOAN NOTE


$30,000,000                                  February __, 1996



          FOR VALUE RECEIVED, the undersigned, USG Corporation, a Delaware corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of Chemical Bank (the "Lender") the principal sum of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000), or, if less, the aggregate unpaid amount of all of the Swingline Loans made by the Lender pursuant to the "Credit Agreement" (as hereinafter defined). Capitalized terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates as determined in accordance with the terms of the Credit Agreement and, if not sooner paid in full, on the Termination Date. The Borrower further promises to pay interest on the unpaid principal amount of each Swingline Loan from the date of such Swingline Loan, until the principal amount thereof is paid in full, at the interest rates and payable at the times as determined in accordance with the terms of the Credit Agreement.

           All payments of principal and interest in respect of this Swingline Loan Note shall be made payable to the Agent in lawful money of the United States of America in same day funds for the Lender's account at Chemical Bank, Account No. 323-207316, 270 Park Avenue, New York, New York 10017, Re: Payment for USG Corporation, or at such other place as shall be designated in writing by the Agent for such purpose in accordance with the terms of the Credit Agreement.

          All Swingline Loans made by the Lender to the Borrower, and all repayments of the principal of all Swingline Loans shall be recorded by the Lender and, prior to any transfer thereof, endorsed by the Lender on the schedule attached hereto and made a part hereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This Swingline Loan Note is the Swingline Loan Note referred to in, and is entitled to the benefits of, that certain Credit Agreement dated as of July 27, 1995, as amended by Amendment No. 1 thereto dated as of February 1, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrower, certain financial institutions party thereto as "Lenders" and "Issuing Banks" and Chemical Bank, as agent (the "Agent"). The Credit Agreement, among other things, (i) provides for the making of Swingline Loans by the Lender to the Borrower from time to time and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

          Borrower hereby waives demand, presentment, protest and notice of nonpayment and protest.

          Whenever in this Swingline Loan Note reference is made to the Agent, the Lender or the Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Swingline Loan Note shall be binding upon and shall inure to the benefit of said successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower.

          THIS SWINGLINE LOAN NOTE SHALL BE INTERPRETED, AND THE
RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED,
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



                              USG CORPORATION


                              By:___________________________
                                 Title:

            USG Corporation Swingline Loan Note Schedule


                                         Amount of    Unpaid
       Amount of    Type of   Interest   Principal   Principal    Notation
Date     Loan        Loan      Period     Repaid      Balance      Made by

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